EXHIBIT 10.1

                                                        Execution Copy

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of June 30, 2003 ("Amendment No. 2"), is entered into by and among OREGON STEEL MILLS, INC., a Delaware corporation ("OSM"), NEW CF&I, INC., a Delaware corporation ("New CF&I"), CF&I STEEL, L.P. (dba Rocky Mountain Steel Mills), a Delaware limited partnership ("RMSM") and COLORADO AND WYOMING RAILWAY COMPANY, a Delaware corporation ("CWR"; each of OSM, New CF&I, RMSM, and CWR a "Borrower" and collectively, "Borrowers"), the financial institutions that are or may from time to time become parties hereto, as Lenders, GMAC BUSINESS CREDIT LLC, as Co-Managing Agent (in such capacity, the "Co-Managing Agent"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Textron"), as Agent for the Lenders.

                               W I T N E S S E T H


         WHEREAS, Textron, Co-Managing Agent, Lenders, and Borrowers have entered into financing arrangements pursuant to which Textron, Co-Managing Agent, and Lenders have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Credit Agreement, dated July 12, 2002, by and among Textron, Co-Managing Agent, Lenders, and Borrowers and as amended by Amendment No. 1 (as the same now exists and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Agreement, the "Loan Documents"); and

         WHEREAS, Borrowers, Textron, Co-Managing Agent and Lenders have agreed to certain amendments to the Agreement as more particularly contained herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Definitions.
     -----------

         1.1   Additional Definitions. As used herein, the following terms shall
               ----------------------
have the meanings given to them below and the Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

               "Amendment No. 2 means this Amendment No. 2 to the Credit
                ---------------
               Agreement by and among Borrowers, Textron, Co-Managing Agent, and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced."


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               "Target Average Inventory means the amount set forth below for
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               each corresponding month:


                        MONTH                              TARGET AVERAGE
                                                           INVENTORY
                        June 2003                          $        151,100,000
                        July 2003                          $        150,300,000
                        August 2003                        $        138,400,000
                        Sept. 2003                         $        133,800,000
                        Oct. 2003                          $        126,800,000
                        Nov. 2003                          $        123,700,000
                        Dec. 2003                          $        123,000,000
                        Jan. 2004                          $        123,200,000
                        Feb. 2004                          $        122,500,000
                        March 2004                         $        123,300,000
                        April 2004                         $        123,100,000
                        May 2004                           $        122,300,000
                        June 2004                          $        122,900,000
                        July 2004                          $        123,000,000
                        August 2004                        $        121,700,000
                        Sept. 2004                         $        121,000,000
                        Oct. 2004 and each month ending
                        thereafter                         $       120,300,000"

                  "Inventory Adjustment Amount means, as of any day of
                   ---------------------------
                  determination, an amount equal to (a) the average aggregate monthly value of OSM's consolidated Inventory less any Camrose Parties Inventory for the 3-month period ending on the day of determination, minus (b) the Target Average Inventory
                                 -----
                  corresponding to the month of the day of determination. The Inventory Adjustment Amount will be zero if the above number results in a negative number."

         1.2      Amended Definition.  The following term shall be amended by
                  ------------------
                  deleting it and replacing it with the following:

                  "Borrowing Availability means, as of any date of
                  -----------------------
                  determination, an amount equal to (a) the lesser of (i) the Maximum Amount minus the Letter of Credit Reserve and (ii) the
                                 -----
                  Borrowing Base minus the Letter of Credit Reserve minus the
                                 -----
                  Inventory Adjustment Amount, minus (b) the aggregate amount of
                                               -----
                  all outstanding Loans minus (c) the aggregate amount of all outstanding accounts payable of all the Borrowers that are past due more than thirty (30) days from the date such accounts were due under the terms of the original purchase order, in each case as of such date."

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          1.3     Interpretation.  For purposes of this Amendment No. 2, all
                  --------------
                  terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Agreement, as amended by this Amendment No. 2.

2.    Amendment to Agreement.
      ----------------------

          2.1    Section 10.6 of the Agreement is hereby amended as follows:

                 (a) Section 10.6(a) of the Agreement is amended by deleting it and replacing it with the following:

                  "(a) Minimum Consolidated EBITDA. Not permit Consolidated
                       ---------------------------
                  EBITDA for the 12-month period ending on the last day of each month set forth below to be less than the amount set forth below next to such month:


                          MONTH ENDING                     CONSOLIDATED
                                                               EBITDA
                          June 30, 2003                   $         55,000,000
                          July 31, 2003                   $         39,000,000
                          August 31, 2003                 $         30,500,000
                          Sept. 30, 2003                  $         26,500,000
                          Oct. 31, 2003                   $         21,000,000
                          Nov. 30, 2003                   $         16,000,000
                          Dec. 31, 2003                   $         14,500,000
                          Jan. 31, 2004                   $         21,000,000
                          Feb. 29, 2004                   $         27,500,000
                          March 31, 2004                  $         33,000,000
                          April 30, 2004                  $         36,000,000
                          May 31, 2004                    $         41,000,000
                          June 30, 2004                   $         51,000,000
                          July 31, 2004                   $         58,500,000
                          August 31, 2004                 $         64,000,000
                          Sept. 30, 2004                  $         67,000,000
                          Oct. 31, 2004 and each month
                          ending thereafter               $        70,000,000"

                  (b) Section 10.6(b) of the Agreement is amended by deleting it and replacing it with the following:

                  "(b) Minimum Fixed Charge Coverage Ratio. Not permit the Fixed
                       -----------------------------------
                  Charge Coverage Ratio for the 12-month period ending on the last day of each month set forth below to be less than the ratio set forth next to such month:

                       MONTH ENDING                             FIXED CHARGE
                                                              COVERAGE RATIO
                       June 30, 2003                                   1.25
                       July 31, 2003                                   0.80

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                       August 31, 2003                                 0.60
                       Sept. 30, 2003                                  0.50
                       Oct. 31, 2003                                   0.30
                       Nov. 30, 2003                                   0.15
                       Dec. 31, 2003                                   0.05
                       Jan. 31, 2004                                   0.05
                       Feb. 29, 2004                                   0.25
                       March 31, 2004                                  0.45
                       April 30, 2004                                  0.50
                       May 31, 2004                                    0.65
                       June 30, 2004                                   1.00
                       July 31, 2004                                   1.15
                       August 31, 2004                                 1.30
                       Sept. 30, 2004                                  1.45
                       Oct. 31, 2004 and each month
                       ending thereafter                              1.60"


                  (c) Section 10.6(c) of the Agreement is amended by deleting it and replacing it with the following:

                  "(c) Maximum Senior Debt Ratio. Not permit the Senior Debt
                       -------------------------
                  Ratio for the 12-month period ending on the last day of each month set forth below to exceed the ratio set forth next to such month:




                          MONTH ENDING                           SENIOR DEBT
                                                                    RATIO
                          June 30, 2003                          5.00 to 1.00
                          July 31, 2003                          8.00 to 1.00
                          August 31, 2003                       10.00 to 1.00
                          Sept. 30, 2003                        11.00 to 1.00
                          Oct. 31, 2003                         14.50 to 1.00
                          Nov. 30, 2003                         18.50 to 1.00
                          Dec. 31, 2003                         21.00 to 1.00
                          Jan. 31, 2004                         14.50 to 1.00
                          Feb. 29, 2004                         10.50 to 1.00
                          March 31, 2004                         9.00 to 1.00
                          April 30, 2004                         8.00 to 1.00
                          May 31, 2004                           7.00 to 1.00
                          June 30, 2004                          5.50 to 1.00
                          July 31, 2004                          5.00 to 1.00
                          Aug. 31, 2004                          4.50 to 1.00
                          Sept. 30, 2004                         4.00 to 1.00
                          Oct. 31, 2004 and each month
                          ending thereafter                     4.00 to 1.00"

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                  (d)  Section 10.6(d) of the Agreement is amended by deleting it and replacing it with the following:

                  "(d) Minimum Consolidated Tangible Net Worth. Not permit
                       ---------------------------------------
                  Consolidated Tangible Net Worth at any time during any month ending on or after June 30, 2003 to be less than $227,000,000."

                  (e) Section 10.6 of the Agreement is hereby amended by adding the following Section 10.6(f) therein:

                  "(f) For purposes of calculating and determining compliance with the financial covenants described in Sections 10.6(a) [Minimum Consolidated EBITDA], 10.6(b) [Minimum Fixed Charge Coverage Ratio], 10(c) [Maximum Senior Debt Ratio], and 10.6(d) [Minimum Consolidated Tangible Net Worth], the parties agree that the Company may disregard in its calculations the write-offs (when and if recognized) associated with the dedicated Portland Oxygen Plant up to $9.1 million and the Portland Scrap Shear up to $700,000; provided that if the write-offs exceed the amounts set forth in this Section 10.6(f), any excess write-off amount above the specified amount will be expensed and such expensed excess write-off amount will be used in the calculation and determination of compliance with the specified financial covenants."


3.    Reduced Maximum Amount. It is the intention of each party to the Agreement
      ----------------------
that U.S. Bank National Association, a national banking association ("US Bank") no longer be a Lender, and, effective upon such termination, the Maximum Amount is reduced by the amount of the Commitment held by U.S. Bank, which Commitment is in the amount of $10,000,000.00.

4.    Amendment Fee. In order to induce the Required Lenders to enter into this
      -------------
Amendment No. 2, Borrowers agree to pay to Agent, for the benefit of Required Lenders, an amendment fee in the amount of $125,000.00. The amendment fee shall be earned by and payable to Required Lenders upon the execution of this Amendment No. 2.

5.    Representations, Warranties and Covenants. In addition to the continuing
      -----------------------------------------
representations, warranties and covenants heretofore or hereafter made by Borrowers to Textron, Co-Managing Agent and Lenders pursuant to the Agreement and the other Loan Documents, Borrowers each hereby represent, warrant and covenant with Textron, Co-Managing Agent, and Lenders that this Amendment No. 2 has been duly executed and delivered by Borrowers and is in full force and effect as of the date of this Amendment No. 2 and the agreements and obligations of Borrowers contained herein constitute legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their respective terms.

6.    Conditions Precedent. The effectiveness of the amendments contained herein
      --------------------
shall be subject to, Textron, in its capacity as Agent for the Lenders, having received, in form and substance reasonably satisfactory to Textron, an original of this Amendment No. 2, duly authorized, executed and delivered by Borrowers, Textron, Co-Managing Agent, and Lenders.

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7.    Provisions of General Application.
      ---------------------------------

      7.1 Effect of this Amendment. Except as modified pursuant hereto, no other
          ------------------------
changes or modifications to the Agreement are intended or implied and in all other respects the Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment No. 2 and the Agreement, the terms of this Amendment No. 2 shall control. The Agreement and this Amendment No. 2 shall be read and construed as one agreement.

      7.2 Further Assurances. The parties hereto shall execute and deliver such
          ------------------
additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment No. 2.

      7.3 Governing Law. The rights and obligations hereunder of each of the
          -------------
parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

      7.4 Binding Effect.  This Amendment No. 2 shall be binding upon and inure
          --------------
the parties hereto and their respective successors and assigns.

      7.5 Survival of Representations and Warranties.  All representations and
          ------------------------------------------
warranties made in this Amendment No. 2 or any other document furnished in connection with this Amendment No. 2 shall survive the execution and delivery of this Amendment No. 2 and the other documents, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

      7.6 Counterparts. This Amendment No. 2 may be executed in any number of
          ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 2, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                                                  [SIGNATURE PAGES FOLLOW]


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                                                           Execution Copy


IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the date and year first above written.

BORROWERS:

                            OREGON STEEL MILLS, INC.

                          By: /s/ James E. Declusin
                             ----------------------------
                             Name: James E. Declusin
                             Title: President and CEO

                          NEW CF&I, INC.

                          By: /s/ James E. Declusin
                             ----------------------------
                             Name: James E. Declusin
                             Title: President and CEO

                          CF&I STEEL, L.P. (DBA ROCKY MOUNTAIN STEEL MILLS)

                          By: New CF&I, Inc., General Partner

                          By: /s/ James E. Declusin
                             -----------------------------
                             Name: James E. Declusin
                             Title: President and CEO

                          COLORADO AND WYOMING RAILWAY COMPANY

                          By:
                             ---------------------------
                           Name:
                                ------------------------
                          Title:
                                ------------------------

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REQUIRED LENDERS:

                          TEXTRON FINANCIAL CORPORATION, as Agent and as a Lender



                          By: /s/ Eric R. Hubbard
                             -------------------------------
                          Name: Eric R. Hubbard
                                ----------------------------
                          Title:  Vice President


                          GMAC BUSINESS CREDIT LLC, as Co-Managing Agent and as a Lender



                          By:
                             ------------------------------
                          Name:
                               ----------------------------
                          Title:
                                ---------------------------


                          ORIX FINANCIAL SERVICES, INC., as a Lender



                          By:
                             -------------------------------
                          Name:
                                ----------------------------
                          Title:
                                ----------------------------

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                                                             Execution Copy

                    ACKNOWLEDGEMENT OF SUBSIDIARY GUARANTORS

         The undersigned, each a guarantor of Borrowers referred to in the foregoing Amendment No. 2, hereby acknowledge that each has received a copy of this Amendment No. 2 and each consents thereto, and each of the undersigned hereby ratifies and confirms the Subsidiary Guaranty Agreement executed by it as of July 12, 2002, and that this Acknowledgement shall be deemed dated as of the effective date of this Amendment No. 2, as first set forth above.



                          OREGON STEEL MILLS PROCESSING, INC.

                          By: /s/ James E. Declusin
                             -------------------------------
                          Name: James E. Declusin
                          Title: President and CEO


                          OSM GLASSIFICATION, INC.

                          By: /s/ James E. Declusin
                             -------------------------------
                          Name: James E. Declusin
                          Title: President and CEO

                             OSM DISTRIBUTION, INC.

                          By: /s/ James E. Declusin
                             -------------------------------
                          Name: James E. Declusin
                          Title: President and CEO

                          OREGON STEEL DE GUAYANA, INC.

                          By: /s/ James E. Declusin
                             -------------------------------
                          Name: James E. Declusin
                          Title: President and CEO

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